UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SRH Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SRH TOTAL RETURN FUND, INC. 1700 BROADWAY, SUITE 1850 DENVER, COLORADO 80290

WWW.SRHTOTALRETURNFUND.COM

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 13, 2025

To the Stockholders of SRH Total Return Fund, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of SRH Total Return Fund, Inc. (the “Fund”), a Maryland corporation, will be held in virtual format by conference call on November 13, 2025, at 10:00 a.m. Mountain Standard Time.

To participate in the Annual Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m., Eastern Time, on November 10, 2025, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on November 10, 2025. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

1.	To elect two Class I Directors of the Fund for a term of three years; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors (the “Board”) of the Fund, including the Fund’s Independent Directors, unanimously recommends that stockholders vote “FOR” the election of the listed nominees as Class I Directors of the Fund.

The Board has fixed the close of business on October 3, 2025, as the record date for the determination of stockholders entitled to notice of and to vote at the Fund’s Annual Meeting and any postponements or adjournments thereof.

By Order of the Board,

/s/ Christopher Moore
Secretary and Vice President

October 15, 2025

Your vote is important regardless of how many shares you own. In order to avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person (virtually) if you attend the Annual Meeting and elect to vote in person (virtually). Instructions for the proper execution of proxies are set forth on the inside cover.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

SRH TOTAL RETURN FUND, INC. 1700 BROADWAY, SUITE 1850 DENVER, COLORADO 80290

WWW.SRHTOTALRETURNFUND.COM

ANNUAL MEETING OF STOCKHOLDERS

November 13, 2025

PROXY STATEMENT

This proxy statement (“Proxy Statement”) for SRH Total Return Fund, Inc. (“STEW” or the “Fund”), a Maryland corporation, is furnished in connection with the solicitation of proxies by and on behalf of the Fund’s Board of Directors (the “Board” with members of the Board being referred to as “Directors”) for use at the Annual Meeting of Stockholders of the Fund to be held on November 13, 2025, at 10:00 a.m. Mountain Standard Time, via virtual format by conference call, and at any adjournments or postponements thereof (the “Annual Meeting”). There is no physical location for the Annual Meeting.

The Board has fixed the close of business on October 3, 2025, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. This Proxy Statement, the accompanying Notice of Annual Meeting and the Proxy Card are first being mailed to registered stockholders on or about October 15, 2025.

If the enclosed proxy is properly executed and returned by November 12, 2025, in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted “FOR” the proposals set forth in this Proxy Statement, and in the discretion of the proxy holders, on any other matters that may properly come before the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) giving written notice to the Fund’s Secretary at info@srhtotalreturnfund.com, (ii) by signing and submitting another proxy of a later date than the originally submitted proxy, or (iii) by personally voting at the Annual Meeting to be held at the time and place set forth in this Proxy Statement.

As of the Record Date, the Fund had 96,441,500 shares of common stock issued and outstanding. Each share of common stock is entitled to cast one vote, with no cumulative voting rights.

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

NOVEMBER 13, 2025

 The Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy card are available at www.proxy-direct.com/srh-34789. The Fund’s Annual Report to Stockholders for the year ended November 30, 2024 is available at www.srhtotalreturnfund.com.

The Fund’s Annual Report to Stockholders for the year ended November 30, 2024 and its Semi-Annual Report to Stockholders for the period ended May 31, 2025 have been mailed to stockholders. The Fund will furnish, without charge, a copy of its most recent Annual Report and its most recent Semi-Annual Report succeeding the Annual Report to any stockholder who requests it by contacting the Fund at info@srhtotalreturnfund.com, or by calling toll-free (866) 228-4853. These reports are also available on the Fund’s website at: www.srhtotalreturnfund.com. The Annual and Semi-Annual Reports are not to be regarded as proxy solicitation material.

PROPOSAL 1

ELECTION OF CLASS I DIRECTORS

The Board is divided into three classes (Class I, Class II, and Class III), with each class having a term of three years. Each year the term of one class expires and the successor(s) elected to such class will serve until the Fund’s annual meeting of stockholders in the third year following their election or until their successors are duly elected and qualified.

Mr. Thomas J. Moore and Ms. Nicole L. Murphey’s terms as Class I Directors expire at this Annual Meeting. Based on the recommendations made by the Fund’s Nominating Committee at its meeting held on August 7, 2025, the Board, including the Independent Directors, has nominated Mr. Moore and Ms. Murphey to stand for election at the Annual Meeting as Class I Directors to serve three-year terms until the Fund’s 2028 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

Mr. Moore and Ms. Murphey (the “Director Nominees”) have consented to be named in this Proxy Statement and to serve as Directors of the Fund if elected at the Annual Meeting for the term as indicated above. The Board knows of no reason why the Director Nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board may recommend.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

Information about Directors and Director Nominees. Information concerning the Directors and Director Nominees is set forth in the following table.

Independent Directors(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held by Director
Thomas J. Moore Birth Year: 1965	Class I Director	If elected, term will expire in 2028. Director since 2023.	Chief Financial Officer, VertexCFO (2023-2025); Senior Partner, CPA at Ernst & Young, LLP (2005-2023).	1	None
Shane K. Quinlan Birth Year: 1994	Class III Director	Term will expire in 2027. Director since 2024.	Senior Financial Analyst, Medline Industries (since May 2024); Portfolio Manager, Gould Financial Group (October 2022-April 2024); Financial Planner, Sequoia Wealth Management (June 2019-October 2021).	1	None
Steven K. Norgaard Birth Year: 1964	Class III Director (Lead Independent Director)	Term will expire in 2027; Director since 2011.	Attorney (since 1990), Steven K. Norgaard, P.C. (law firm).	3	Frontier Funds (1 Fund) (since 2013); Elevation Series Trust (31 Funds) (Since 2022)

Interested Directors(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held by Director
Joel W. Looney(3) Birth Year: 1961	Chairman and Class II Director; President of the Fund	Term will expire 2026; Director since 2002; Chairman since 2003; President since 2018.	President (since June 2017) and Chief Investment Officer (since 2022), SRH Advisors, LLC (“SRH”), Manager (since June 2017), Fund Administrative Services, LLC ("FAS"); President (since 2018).	1	None
Nicole L. Murphey(3) Birth Year: 1977	Class I Director	If elected, term will expire in 2028; Director since 2021.	Chief Compliance Officer (since 2016), SRH; Founder and Managing Director (since 2018), Whistlepig Compliance Solutions, LLC; Chief Compliance Officer (since 2019), BSW Wealth Partners, Inc.; Chief Compliance Officer (2019-2023), R3 Returns, LLC.	1	None

(1)	Directors and Director Nominees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Directors.” Directors and Director Nominees who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”

(2)	Unless otherwise specified, the Directors’ and Director Nominees’ respective addresses are 1700 Broadway, Suite 1850 Denver, CO 80290.

(3)	Mr. Looney is deemed an “interested person” by virtue of his role as President and Chief Investment Officer of SRH, and Ms. Murphey is deemed an “interested person” by virtue of her role as Chief Compliance Officer of SRH.

(4)	The term “Fund Complex” means two or more registered investment companies that:

▪	hold themselves out to investors as related companies for purposes of investment and investor services; or

▪	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Director and Director Nominee Qualifications. The Board believes that each of the Directors and Director Nominees have the qualifications, experience, attributes and skills appropriate to their continued service as Directors of the Fund in light of its business and structure. The Directors and Director Nominees have substantial business and professional backgrounds and/or board experience that indicate their ability to critically review, evaluate and respond appropriately to information provided to them. Certain business and professional experiences are set forth in detail in the narratives below. In addition, certain Directors have served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of investment companies generally and the Fund in particular. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

Set forth below is a brief discussion of the particular qualifications, experience, attributes or skills that led the Board to conclude that each person identified below should serve as a Director. The information provided below, and in the chart above, is not all-inclusive. Many of the Directors’ and Director Nominees’ attributes involve intangible elements, such as intelligence, work and investment ethic, diversity in terms of background or experiences, an appreciation of and commitment to the long-term investment approach of the Fund, and the ability to work together collaboratively, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems or to develop solutions. In conducting its annual self-assessment, the Board has determined that the Directors and Director Nominees have the appropriate qualifications, experience, attributes and skills to continue to serve effectively as Directors of the Fund.

Director Nominees

Thomas J. Moore, Director Nominee. Mr. Moore joined the Fund’s Board in 2023. Previously, Mr. Moore served as a CFO Advisor at VertexCFO, where he provided financial advisory services including strategic planning, financial analysis, forecasting, process improvements, and M&A for startups and middle-market companies (2023-2025). Mr. Moore also served as a senior partner with Ernst & Young LLP, where he advised private equity and corporate clients across a wide range of industries on mergers, acquisitions and divestitures as well as other complex business matters (2005-2023). Prior to EY, Mr. Moore worked in various roles in both public accounting and banking, including serving as a Vice President at LaSalle National Bank (1999-2005), a Director of North American Corporate Banking at BMO (1994-1998), an Officer of the Corporate Audit Group at Harris Trust Bank (1992-1993), and an Audit Senior at Friedman, Eisenstein, Raemer & Schwartz (1990-1992), as well as Laventhol & Horwath (1988-1990). Mr. Moore holds a Master of Business Administration from Northwestern University Kellog School of Management and a B.S. in Accounting and Business Administration from The University of Kansas.

Based upon the foregoing, the Board selected Mr. Moore to serve as a Director of the Fund because of his financial expertise, his business and executive experience, strategy skills, and due to his extensive background in financial matters.

Nicole L. Murphey, Director Nominee. Ms. Murphey joined the Fund’s Board in 2021. Ms. Murphey previously served as the Fund’s Chief Financial Officer (2011-2018), Chief Accounting Officer (2011-2018), Treasurer (2011-2018), Vice President (2008-2018) and Assistant Secretary (2003-2018). Since November 2016, Ms. Murphey has served as Chief Compliance Officer for SRH. She also served as Chief Compliance Officer of SIA from 2016 until its dissolution in 2018. Prior to BTF, DNY and FOFI ceasing operations as investment companies after the Reorganization, Ms. Murphey served BTF, DNY and FOFI as their Chief Financial Officer (2011-2015), Chief Accounting Officer (2011- 2015), Treasurer (2011-2015), Vice President (2008-2015) and Assistant Secretary (for BTF and FOFI 2003-2015, for DNY 2007-2015). She was also Vice President, and Treasurer of SRH (2011-2018) and Assistant Manager of FAS (2011-2018). Prior to its dissolution, Ms. Murphey served as Vice President and Treasurer of BIA (2011-2015). In 2018, Ms. Murphey founded Whistlepig Compliance Solutions, LLC, a firm providing a broad range of outsourced compliance and operational support to registered investment advisers, including Chief Compliance Officer services. Ms. Murphey serves as Chief Compliance Officer for BSW Wealth Partners, Inc., a public benefit corporation since 2019 and R3 Returns, LLC, a wholly owned subsidiary of BSW Wealth Partners, Inc., from 2019 to 2023. Ms. Murphey holds a B.A. magna cum laude from the University of Colorado.

Other Directors

Joel W. Looney, Director, President and Chairman of the Board. Mr. Looney joined the Fund’s Board in 2002 and serves as the Fund’s President (since February 2018). Mr. Looney also served on the boards of BTF, DNY, and FOFI until these funds ceased operations as investment companies after the Reorganization. Since 2013, Mr. Looney has served as a portfolio manager for the Fund and, for SRH, as chief investment officer (since 2022) and portfolio manager (since 2013). In this capacity Mr. Looney is jointly responsible for the day-to-day portfolio management of the Fund. He also manages a number of private client accounts. In June 2017, Mr. Looney succeeded Mr. Stephen C. Miller as the President of SRH and Manager of FAS. Mr. Looney also served as a portfolio manager of BTF, DNY and FOFI (2013 to March 2015). Mr. Looney sits on the board of directors of Peak Trust Company-AK (formerly Alaska Trust Company) (since 2013), Peak Trust Company-NV (since 2016), and formerly was a trustee of the Elevation ETF Trust (2017-2018). Prior to joining SRH in 2013, Mr. Looney was a registered representative with VSR Financial Services, Inc. of Overland Park, Kansas, a broker-dealer (2007 to 2013). From 1999 to 2013, he was a principal and partner with Financial Management Group, LLC, an investment management firm in Salina, Kansas (“FMG”). Prior to his position with FMG, Mr. Looney was vice president and CFO for Bethany College in Lindsborg, Kansas (1995 to 1999) and also served as vice president and CFO for St. John’s Military School in Salina, Kansas (1986 to 1995). From the late 1980s until January 2001, Mr. Looney served as one of three trustees of the Mildred B. Horejsi Trust. Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University. Mr. Looney is a CFP charterholder and also holds Series 63 Uniform State Law and Series 65 Uniform Investment Adviser Law certifications.

Based upon the foregoing, the Board selected Mr. Looney to serve as a Director of the Fund because of his financial, accounting and investment knowledge and experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues.

Shane K. Quinlan, Director. Mr. Quinlan joined the Board in 2024. Mr. Quinlan is currently a Senior Financial Analyst at Medline Industries LP (since May 2024), where he conducts financial analyses and provides decision support for business planning. Previously, he served as a Portfolio Manager at Gould Financial Group (2022 to 2024), managing a large portfolio of assets consisting of individual equities, ETFs, mutual funds, and individual bonds. Mr. Quinlan’s experience also includes roles as a Financial Planner at Sequoia Wealth Management (2019 to 2021) and as a Financial Advisor at Merrill Lynch, Pierce, Fenner, and Smith Inc. (2018 to 2019).

Mr. Quinlan holds his FINRA Series 7 and 66 licenses, as well as licenses in Life and Health Insurance and Long Term Care Insurance. Further, he is proficient in a range of financial software applications and technology. Mr. Quinlan earned his Bachelor of Business Administration with a major in Finance and a minor in Economics from Loyola University Chicago in 2016.

The Board selected Mr. Quinlan to serve as a Director based on his broad experience across different areas of finance, including financial analysis, portfolio management, and financial planning. The Board believes his well-rounded perspective on the investment industry and proficiency in financial technologies will contribute positively to its oversight responsibilities and the Fund’s successful operations.

Steven K. Norgaard, Director. Mr. Norgaard joined the Fund’s Board in 2011. Mr. Norgaard also served on the boards of Boulder Total Return Fund, Inc. (BTF), The Denali Fund Inc. (DNY), and First Opportunity Fund, Inc. (FOFI) until these funds ceased operations as investment companies after the reorganization into the Fund (“Reorganization”). Mr. Norgaard is currently an attorney with the law firm Steven K. Norgaard, P.C. (since 1994), where he represents a broad range of individual and corporate clients in transactional, taxation and investment related matters. Prior to starting his own law firm, Mr. Norgaard practiced at McDermott, Will & Emery’s Chicago office in the transactional and taxation departments (1990 to 1994). He has served on a number of boards and is currently a director of The Frontier Funds (since 2013), a complex of institutional open-end mutual funds, and Elevation Series Trust (since 2022), a series trust focused on open-end mutual funds and ETFs. He previously served as a director for ATG Trust Company (2013 to 2021), an independent trust company, and Attorneys’ Title Guaranty Fund, Inc. (2011 to 2022), a title insurance company. Mr. Norgaard is currently a member of the American Bar Association and Illinois State Bar Association. He holds a B.S. from University of Illinois, Urbana-Champaign and a J.D. from the University of Chicago Law School. In 1987, he passed the Illinois CPA exam.

Based upon the foregoing, the Board selected Mr. Norgaard to serve as a Director of the Fund because of his experience advising a diverse range of business enterprises, along with his financial experience, analytical skills, critical thinking skills and legal acumen. In addition, Mr. Norgaard’s experience as a member of the audit committee of a family of open-end mutual funds and an independent trust company qualifies him to serve as a Director and, in particular, as chairman of the Fund’s Audit Committee and as a “financial expert” (as defined under the SEC’s Regulation S-K, Item 407(d)).

Based upon the foregoing, the Board selected Ms. Murphey to serve as a Director of the Fund because of her deep-rooted compliance and operational knowledge and experience in the financial services industry and because of her substantial closed-end investment company experience, during which she has dealt skillfully with a broad range of complex issues with respect to the Fund, among other funds.

CORPORATE GOVERNANCE INFORMATION

Role of the Board. The Board provides oversight of the management and operations of the Fund. The day-to-day management and operation of the Fund is the responsibility of its various service providers, such as Paralel Advisors LLC (the “Adviser” or “Paralel) and SRH (the “Sub-Adviser” or “SRH”) (together, the “Advisers”) and their portfolio managers, as well as the Fund’s administrator, custodian and transfer agent. The Board has elected various senior individuals employed by certain of these service providers as officers of the Fund, with the responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board is provided regular reports from the various officers and service providers regarding the Fund’s operations. For example, the treasurer provides reports as to financial reporting matters and the portfolio managers provide reports on the performance of the Fund’s portfolio. The Board has appointed a chief compliance officer (“CCO”) for the Fund who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which typically are held quarterly, in-person, and involve the Board’s review of recent Fund operations. In addition to quarterly in-person meetings, telephonic Board meetings are held regularly, as necessary to ensure appropriate oversight of the Fund. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund.

Board Leadership Structure. The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. The Board has established three standing committees: An Audit Committee, a Nominating Committee, and a Qualified Legal Compliance Committee (collectively, the “Committees”). The Board does not have a Compensation Committee. Sixty percent of the members of the Board are Independent Directors, and each Committee is comprised entirely of Independent Directors. The Board has determined that the Committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that the Committees and leadership structure facilitate the orderly and efficient flow of information to the Independent Directors of the Fund from management, including the Advisers. Where deemed appropriate, from time to time, the Board may constitute ad hoc committees.

The Chairman of the Board is the same individual who serves as the Principal Executive Officer of the Fund. The Chairman is an Interested Director as he is the President of the Sub-Adviser. The Board has considered that the Chairman’s position with SRH can provide valuable input based on his experience in the types of securities in which the Fund invests. The Board has also determined that the structure, function and composition of its Committees are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Director.

The Board has a Lead Independent Director who acts as the primary liaison between the Independent Directors and management (the “Lead Independent Director”). The Lead Independent Director plays an important role in setting the Board meeting agendas and may help identify matters of special interest to be addressed by management with the Board. The Independent Directors have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board reviews its structure annually. The Board has determined that the structure of the Lead Independent Director and the function and composition of the Committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight and Management. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board exercises oversight of the risk management process through the Audit Committee. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

As part of its oversight function, the Board receives various reports relating to risk management. The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk and legal, compliance and regulatory risks. Under the Board’s overarching supervision, the Fund and management, the Adviser, the Sub-Adviser, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various risks, to lessen the probability of their occurrence and/ or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed by different service providers with respect to different types of risks. Various personnel, including the Fund’s CCO, as well as various other personnel of the Adviser and Sub-Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Board and appropriate Committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. For example, the full Board of the Fund regularly receives reports from the Adviser and the Sub-Adviser and their portfolio managers as to investment risks. Also, because cybersecurity risk is at the forefront of the ever-changing risk landscape facing registered investment companies, on a periodic basis, the Board requests and receives reports from Fund management and the Fund’s primary service providers regarding cybersecurity risk management, the potential for cybersecurity attacks that might impact the Fund and the measures Fund management and Fund service providers take to mitigate such risk.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations and the function of the Board with respect to risk management is one of oversight and not one of active involvement in, or coordination of, day-to-day risk management activities for the Fund.

Audit Committee. The purpose of the Board’s audit committee (the “Audit Committee”) is to assist the Board in its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent accountants’ qualifications and independence and the performance of the Fund’s independent accountants. The Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board has adopted a charter for the Audit Committee that is available on the Fund’s website at www.srhtotalreturnfund.com.

The Audit Committee is composed entirely of the Fund’s Independent Directors, consisting of Messrs. Moore, Norgaard, and Quinlan. The Board has determined that Mr. Norgaard qualifies as an “audit committee financial expert,” as defined under SEC Regulation S-K, Item 407(d). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act, and the Fund’s independent publicly registered accounting firm is required to comply with the rules and regulations promulgated under the Sarbanes- Oxley Act and by the Public Company Accounting Oversight Board. The members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Members of the Audit Committee are independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met two times during the fiscal year ended November 30, 2024.

Report of Audit Committee. In performing its oversight function, at a meeting held on January 23, 2025, the Audit Committee reviewed and discussed with management of the Fund and its independent accountant, Cohen & Company, Ltd (“Cohen”), the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2024 and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from the independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2024.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Thomas J. Moore

Steven K. Norgaard

Shane K. Quinlan

July 24, 2025

Qualified Legal Compliance Committee. The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (typically referred to as the “issuer attorneys”). An issuer’s attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC did not independently meet outside of the Audit Committee meetings in the year ended November 30, 2024.

Nominating Committee. The purpose of the Board’s nominating committee (the “Nominating Committee”) is to identify and recommend to the Board those individuals that are qualified to become Board members. It also makes recommendations to the Board regarding the size and composition of the Board. The Nominating Committee is composed of the Independent Directors, consisting of Messrs. Moore, Norgaard, and Quinlan. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met twice during the fiscal year ended November 30, 2024. The Board has adopted a charter for its Nominating Committee that is available on the Fund’s website at www.srhtotalreturnfund.com.

The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee does not have established specific minimum qualifications that must be met by a candidate to be considered for nomination as a director. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, as a matter of practice, the Nominating Committee typically considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Nominating Committee also takes into account the personal background of current and prospective Board members of the Fund in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Directors of the Fund have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation assist the Nominating Committee in its decision-making process.

The Nominating Committee will consider director candidates recommended by stockholders of the Fund (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Submission of Stockholder Proposals” below). In reviewing such stockholder director-nominees, the Nominating Committee may generally rely on the provisions set forth in the charter of the Nominating Committee and other information as deemed necessary to adjudge the appropriateness and character of such director-nominee(s).

Ownership of Securities of the Fund by Directors and Director Nominee. The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director and Director Nominee of the Fund as of the Record Date.

Dollar Range of
Equity Securities
Name of Director or Director Nominee	in the Fund
Independent Directors
Shane K. Quinlan	None
Thomas J. Moore	Over $100,000
Steven K. Norgaard	Over $100,000
Interested Directors
Joel W. Looney	Over $100,000
Nicole L. Murphey	$10,000 to $50,000

None of the Independent Directors, or their immediate family members, owned beneficially or of record any securities of the Adviser, Sub-Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Sub-Adviser.

Director and Officer Compensation. The following table sets forth certain information regarding the compensation of the Directors for the fiscal year ended November 30, 2024. No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer; however, Directors and officers of the Fund may also be officers or employees of Paralel (or an affiliate of Paralel) or SRH and may receive compensation from such entities for acting in such capacities. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. In addition to the amounts stated below, Independent Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

Name of Person and Position with the Fund	Aggregate Compensation from Fund Paid to Directors
Joel W. Looney, Director	$0
Shane K. Quinlan, Director*	$18,000
Thomas J. Moore, Director Nominee	$71,000
Steven K. Norgaard, Director	$83,125
Nicole L. Murphey, Director Nominee	$0
Richard I. Barr, Director**	$62,375

* Shane K. Quinlan became a director of the Fund effective as of August 2, 2024.

** Richard I. Barr retired as a director of the Fund effective August 2, 2024.

Each Director of the Fund who is not a director, officer or employee of the Adviser, Sub-Adviser or an affiliate of the Adviser or Sub-Adviser, receives a fee of $10,000 per quarter plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The chairman of the Audit Committee receives an additional  $3,000 per meeting and the Lead Independent Director receives an additional $3,125 for each regular quarterly meeting. Each Director currently serving in such a capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of the Fund and any committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2024 amounted to $234,500.

Board Attendance at Stockholders’ Meetings. The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders.

Communications with the Board. Stockholders of the Fund who wish to send communications to the Board of the Fund should send them to the address of the Fund, to the attention of the Board. All such communications will be directed to the Board’s attention.

Officers. Information on each of the Fund’s executive officers is provided below. The officers were elected or re-elected to office by the Board at a meeting held on February 13, 2025.

Name, Age and Address(2)	Officer Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joel Looney Birth year: 1961	President	Since 2018	See information provided previously under the section titled “Interested Directors.”
Christopher Moore Birth year: 1984	Vice President; Secretary	Since 2021	Mr. Moore serves as General Counsel of Paralel Technologies LLC and General Counsel and Chief Compliance Officer of Paralel Advisors LLC since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020-2021; VP and Senior Counsel of ALPS Fund Services, Inc. from 2016-2020.
Jill Kerschen Birth year: 1975	Vice President; Treasurer	Since 2021	Ms. Kerschen joined Paralel in 2021 and is currently Director of Fund Administration. She was Vice President at ALPS Advisors, Inc. from 2019-2021 and from 2013-2019 she served as Vice President and Fund Controller at ALPS Fund Services, Inc.
Brenna Fudjack Birth Year: 1986	Chief Compliance Officer	Since 2024	Ms. Fudjack joined Paralel Technologies LLC as Deputy Chief Compliance Officer in 2023. Ms. Fudjack served as Manager, Risk & Financial Advisory for Deloitte & Touche LLP from 2022-2023; Director of Compliance for Perella Weinberg Partners Capital Management LP/Agility from 2018-2022; Compliance Officer for Shelton Capital Management from 2017-2018; and Compliance Manager among other compliance roles for ALPS Fund Services, Inc. from 2010-2017.

(1)	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.
(2)	Unless otherwise specified, the Officers’ respective addresses are 1700 Broadway, Suite 1850 Denver, CO 80290.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 13, 2025, the Fund’s Board of Directors approved Cohen & Company Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending November 30, 2025.

During the Fund’s fiscal years ended November 30, 2023 and November 30, 2024, there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Cohen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, nor were there any “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Cohen is not expected to have a representative present at the Annual Meeting. Set forth below are the aggregate fees billed to the Fund for professional services received from Cohen for the Fund’s fiscal years ended November 30, 2023 and November 30, 2024.

Fiscal Year Ended	Audit Fees	Audit Related Fees	Tax Fees*	All Other Fees
11/30/2023	$35,000	$0	$8,500	$0
11/30/2024	$35,000	$0	$8,500	$0

* “Tax Fees” are those fees billed to the Fund by Cohen in connection with tax services, including primarily the review of dividend calculations and preparation of the Fund’s Federal, State and Excise tax returns.

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund. Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Also, the Audit Committee shall pre-approve the auditor’s engagements for non-audit services with the Fund’s Adviser or Sub-Adviser and any service providers controlling, controlled by or under common control with an Adviser that provides ongoing services to the Fund (the “Fund Affiliates”) in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund, an Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (without regard to this exception).

Additionally, the auditor may not perform contemporaneously any of the following non- audit services for the Fund: bookkeeping or other services related to the accounting records or financial statements of the Fund; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution- in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

All the audit, audit-related and tax services fees described above for which Cohen billed the Fund were pre-approved by the Audit Committee. Pre-approval has not been waived by the Audit Committee with respect to such services. Cohen has informed the Fund that it does not have a direct or indirect financial interest in the Fund. For the Fund’s fiscal years ended November 30, 2023 and November 30, 2024, the aggregate non-audit fees billed by Cohen for services rendered to the Registrant were $8,500 and $8,500, respectively.

INFORMATION ABOUT THE PROXY AND ANNUAL MEETING

Quorum. A quorum of the Fund’s stockholders is required for the conduct of business at the Annual Meeting. A quorum is constituted by the presence in person (virtually) or by proxy of the stockholders entitled to cast a majority of the votes entitled to be cast (without regard to class). Each of the outstanding shares of the Fund is entitled to cast one vote, with no cumulative voting rights. In the event that a quorum is not present at the Annual Meeting, the Chairman or the stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days after the Record Date without notice other than an announcement at the meeting. With respect to the Fund, in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Annual Meeting with respect to such to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Annual Meeting. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Annual Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals.

Vote Required. The election of the Director Nominees to the Board requires the affirmative vote of a plurality of all the votes cast by stockholders present in person (virtually) or represented by proxy at the Annual Meeting and entitled to so vote.

Voting; Broker Non-Votes and Abstentions. With regard to the election of Director Nominees, votes may be cast “FOR” each individual nominee, or votes may be “WITHHELD” with respect to each individual nominee. A proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, is a broker “non-vote.” Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum; however, they will not constitute a vote and will be disregarded in calculating the votes cast as to such matter. Thus, abstentions and broker non-votes will have no effect on the voting results in the election of the Director Nominees, as only votes cast “FOR” count toward the required plurality.

Other Matters to Come Before the Annual Meeting. The Fund does not intend to present any other business at the Annual Meeting, nor is the Fund aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Proxy Solicitation. In addition to the solicitation of proxies by mail, Directors and officers of the Fund and officers and regular employees of Computershare Trust Company, NA (“Computershare”), the Fund’s transfer agent, the Adviser, the Sub-Adviser and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, facsimile, personal interviews or through e-mail communications with stockholders who have enrolled in the Fund’s electronic stockholder communications service. Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of their shares.

Submission of Stockholder Proposals. Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), wish to present proposals for inclusion in the proxy materials to be distributed by the Fund in connection with its 2026 annual meeting of stockholders, must submit their proposals to the Fund’s Secretary before June 17, 2026.

In addition to Exchange Act Rule 14a-8 which addresses the inclusion of stockholder proposals in the Fund’s proxy materials, under the Fund’s Bylaws, a stockholder must follow certain procedures in order to nominate persons for election as directors or to propose an item of business at an annual meeting of stockholders. These procedures provide that nominations for director nominees and/or an item of business to be proposed at an annual meeting of stockholders must be submitted in writing to the Secretary of the Fund at the Fund’s address, SRH Total Return Fund, Inc. Attn: Secretary, 1700 Broadway, Suite 1850, Denver, CO 80290. To be timely, a stockholder’s written notice of such nominations or proposals must be received:

●	by 5:00 p.m., Mountain Standard Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting; or

●	by 5:00 p.m., Mountain Standard Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting.

Assuming that the Fund’s 2026 annual meeting is held within 30 days of the anniversary of the 2025 annual meeting, the Fund must receive a stockholder’s notice to introduce a nomination or other item of business at the 2026 annual meeting by June 17, 2026, but not before May 18, 2026.

There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Exchange Act Rule 14a-8. In addition, stockholders wishing to make proposals should refer to the Fund’s Bylaws for proper procedure and notice content. A copy of the Fund’s Bylaws is available upon request, without charge, by writing to the Secretary of the Fund at the Fund’s address, SRH Total Return Fund, Inc. Attn: Secretary, 1700 Broadway, Suite 1850, Denver, CO 80290.

The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials. Additionally, approval of a stockholder proposal by the stockholders may still be subject to review, including whether such proposal(s) is legal or comports with general rules and regulations governing the operations of the Fund.

Householding. One Proxy Statement is being delivered to multiple stockholders sharing an address, unless the Fund has received contrary instructions from one or more of the stockholders. The Fund will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to any stockholder at a shared address to which a single copy of the document was delivered. Requests to receive a separate copy should be made in writing to the Fund at info@srhtotalreturnfund.com or by calling (866) 228-4853. Requests to receive separate copies, or single copies in the case of stockholders sharing an address, of the Fund’s future proxy statements, annual reports to security holders or notices of internet availability of proxy materials should also be made in the same manner.

Contact Information. If you have questions or need more information about the Annual Meeting, you may write to the Fund at info@srhtotalreturnfund.com or call (866) 228-4853.

INFORMATION REGARDING THE FUND

Investment Adviser, Sub-Adviser and Administrator. Paralel Advisors LLC, 1700 Broadway, Suite 1850, Denver, CO 80290 serves as the Fund’s investment adviser. SRH Advisors, LLC, 2121 E. Crawford Place, Salina, KS 67401 is the Fund’s sub-adviser. Paralel Technologies LLC (“PTL”), 1700 Broadway, Suite 1850, Denver, CO 80290 serves as the Fund’s administrator.

Security Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information with respect to the beneficial ownership of the Fund’s common stock as of the Record Date by: (i) each person known to the Fund to beneficially own more than 5% of the outstanding shares of its common stock, (ii) each Director and Director Nominees of the Fund, (iii) each Named Executive Officer of the Fund and (iv) all Directors and executive officers of the Fund as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned(1)
Beneficial Owners of More Than 5%
Susan L. Ciciora Trust(2)	23,349,382	24.21%
Stewart West Indies Trust(2)	16,900,168	17.52%
John S. Horejsi Trust(2)	677,847	*
John X. Ciciora Trust(2)	967,009	1.00%
Jack S. Ciciora Trust(2)	1,150,096	1.19%
Amanda N. Ciciora Trust(2)	1,150,096	1.19%
Courtney M. Ciciora Trust(2)	1,150,096	1.19%
Susan L. Ciciora(3)	39,560	*
All beneficial owners of more than 5% as a group	45,384,254	47.07%

Directors and Named Executive Officers(4)
Shane Quinlan	—	*
Thomas Moore(5)	6,211	*
Joel Looney(6)	74,308	*
Steven Norgaard	5,809	*
Nicole Murphey	1,022	*
Christopher Moore(7)	—	*
Jill Kerschen(8)	—	*
Brenna Fudjack(9)	—	*
All Directors and Executive Officers as a group	87, 350	*
*	Less than one percent.
(1)	Based on 96,441,500 shares of common stock outstanding as of the record date.
(2)	The address of each entity is c/o Peak Trust Company-AK, 3350 Midtown Pl, Suite 300, Anchorage, AK 99503. The sole trustee for each of the above trusts (together, the “Horejsi Trusts”) is Peak Trust Company-AK (“Peak Trust”). Peak Trust may be deemed to control each of the Horejsi Trusts and may be deemed to possess indirect beneficial ownership of the shares held by such trusts.
(3)	Susan L. Ciciora is the grantor of the Susan L. Ciciora Trust, and a discretionary beneficiary of the trusts listed above, except for the Susan L. Ciciora Trust. She is not a trustee and wields no control over any of the listed trusts or their respective investments.
(4)	The address of each of the Directors and Named Executive Officers identified is c/o SRH Total Return Fund, Inc., 1700 Broadway, Suite 1850, Denver, Colorado 80290.
(5)	Mr. Moore may be deemed to possess direct beneficial ownership of 3,072 shares and indirect beneficial ownership of 3,139 shares held by his spouse.
(6)	Mr. Looney is the Chairman of the Board, President and Principal Executive Officer of the Fund.
(7)	Christopher Moore is the Fund’s Vice President and Secretary.
(8)	Jill Kerschen is the Fund’s Vice President and Treasurer.
(9)	Brenna Fudjack is the Fund’s Chief Compliance Officer.

With respect to the Fund, as of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially 95,948,702 shares of common stock, which represents 99.12% of the outstanding shares common stock.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act requires the Fund’s Directors and officers, persons affiliated with the Fund’s investment advisers, and persons who own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon the Fund’s review of the copies of such forms it received and written representations from such persons, the Fund believes that all such filing requirements applicable to such persons were complied with during the fiscal year ended November 30, 2024.

www.srhtotalreturnfund.com

SRH TOTAL RETURN FUND, INC.

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope

VOTE AT THE TELEPHONIC MEETING on November 13, 2025 at 10:00 a.m. Mountain Standard Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting

Please detach at perforation before mailing.

SRH TOTAL RETURN FUND, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 13, 2025

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Christopher Moore, Jill Kerschen and Joel W. Looney and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of SRH Total Return Fund, Inc (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held virtually, as a telephone conference call meeting on November 13, 2025 at 10:00 a.m. (Mountain Standard Time) (the “Meeting”), and at any adjournments thereof. Please refer to the Proxy Statement for instructions on how to participate in the telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET:   www.proxy-direct.com

VOTE VIA THE TELEPHONE:   1-800-337-3503

STE_34789_100925

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on November 13, 2025.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/srh-34789

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A	Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1.	Election of two Class I Directors:

FOR	WITHHOLD

01.	Thomas J. Moore	☐	☐
02.	Nicole L. Murphey	☐	☐

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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